Exhibit (10)(k)(m)


                                                Service Agreement No.  39556
                                                Control No.  930905-0277






                                             FTS SERVICE AGREEMENT


                    THIS AGREEMENT, made and entered into this  1st  day  of
              November,  1993,  by
              and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and SOUTH JERSEY GAS
              COMPANY ("Buyer").

                    WITNESSETH:     That  in  consideration  of the  mutual
              covenants    herein
              contained, the parties hereto agree as follows:

                    Section  1.  Service to be Rendered.    Seller shall perform
              and  Buyer  shall
              receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
              Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance
              with the rules and regulations of the Commission.        The
maximum  obligation  of
              Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
              Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the
Commission's  regulations.
              Buyer warrants that service hereunder is being provided on behalf of SOUTH JERSEY
              GAS COMPANY, a local distribution company.

                 -  Section  2.   Term.    Service  under  this  Agreement
                    shall  commence  as  of
              November 1, 1993, and shall continue in full force and effect until October 31,
              2009 and from year-to-year thereafter unless terminated by either party upon six
              (6) months' written notice to the other  prior  to  the  end  of the  initial  term
              granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

                    Section  3.   Rates.     Buyer  shall  pay  Seller  the
              charges  and   furnish
              Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

                    Section  4.   Notices.    Notices to  Seller  under  this
              Agreement  shall  be
              addressed to it at 'Post Office Box 1273, Charleston, West Virginia 25325-
              1273, Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at One South Jersey Plaza, Route 54, Folsom, NJ
              08037 Attention: Mr. William C. Bingham, until changed by either party by written notice.

                                                               Service Agreement
                                                              No. 39556
                                                              Control No.
930905-0277




                                         FTS SERVICE AGREEMENT (Cont'd)



                     Section 5. Prior Service Agreements.  This Agreement is
              being  entered  into
              by the parties hereto pursuant to the Commmission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No.
              636 compliance filing and relates to the following existing Service Agreements:

                     FTS Service Agreement No. 34555, effective November 1, 1989, as it may have been amended, providing for transportation service under the FTS  Rate
                     Schedule.

              The terms of Service Agreement No. 39556 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 39556 shall prejudice any recoupment or other rights that Buyer may have under@or with respect to the above-referenced
              Service Agreements.



              SOUTH JERSEY GAS COMPANY                   COLUMBIA GAS
TRANSMISSION  CORPORATION




              By
                     William C. Bingham, Jr.
              Title Sr.  Vice President, Gas     Supply
 Revision No.
 Appendix A to Service Agreement NO. 3 9 5 5 6Control No.  1993-09-05-0277

 Under Rate SchedUle F T S

  Between (Seller) C 0 L U M B I A G A S T R A N S M I S S I 0 N C 0 R P 0 R A T I 0 N

 and(Buyer) SOUTH JERSEY  GAS  CO









 Transportation Demand     10,022    2Dth/day



 Primary Receipt Points






 Scheduling   Scheduling              Measuring       Measuring    Maximum Daily

 Point No.    Point Name              Point No.       Point Name   Quantity
(Dth/Day)



          1   TCO-LEACH                     801
10,022

 Appendix A to Service Agreement No. 3 9 5 5 6
 Under Rate Schedule F T S

 Between (Seller)CO LUMB I'A GAS TRAN SMI SS I ON COR POR ATION

 and (Buyer) S 0 U T H J E R S E Y  G A S  C 0

 Revision No.
 Control No.  1 9 9 3 - 0 9 - 0 5 - 0277








 Primary Delivery Points




                                                                   Maximum Daily

 Scheduling   Scheduling              Measuring       Measuring    Delivery
Obligation

 Point No.    Point Name              Point No.       Point Name   (Dth/Day)



        109   SOUTH JERSEY  GAS  CO         109
10,022

 Appendix A to Service Agreement No. 3 9 5 5 6

 Under Rate Schedule F T S
 13etween (Seller)CO LUMB I A  GAS  TRAN SMISS I ON  COR POR ATION

 and(Buyer) SOUTH  JERSEY  GAS  CO

 Control No. 1 9 9 3 - 0 9 - 0 5 - 0277

 Revision No.




 The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.








 Service changes pursuant to this Appendix A shall become effective as of N 0 V E M B E R 0 1 . I 9 9 3 This Appendix A shall cancel and supersede the previous
 Appendix A effective as of N / A to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.




 SOUTH  JERSEY  GAS

 By
       William C. Bingham, Jr.

 Its   Sr. Vice President, Gas Supply

 Date  12 November 1993


 COLUMBIA GAS TRANSMISSION CORPORATION

 By

 Its

 Date  11/30/93